Exhibit 99.1

EASTERLY ACQUISITION CORP. ANNOUNCES EXTENSION OF TIME TO COMPLETE PREVIOUSLY ANNOUNCED BUSINESS COMBINATION WITH JH CAPITAL

-- Strong stockholder support for the business combination

deadline to be extended until March 31, 2018 --

New York, NY – December 15, 2017 – Easterly Acquisition Corp. (“Easterly”) (NASDAQ: EACQ) announced the vote by stockholders to extend the deadline to complete an initial business combination to March 31, 2018. Stockholders representing 93% of the stockholder base voted, with 99% of votes cast in favor of extending the time that Easterly has to complete its initial business combination. 687,597 shares of common stock were redeemed by existing Easterly stockholders in connection with the extension, leaving approximately $150 million cash in trust after redemptions.

Easterly obtained the extension to allow it more time to complete its previously announced business combination with JH Capital Group Holdings, LLC (“JH Capital”). JH Capital is a specialty finance business that offers end-to-end solutions to customers at every stage of the distressed credit cycle, from default to rehabilitation. Its largest segment buys defaulted consumer receivables and strategically places the accounts for collection. Additionally, JH Capital helps consumers rehabilitate their credit profile by advocating on their behalf in the settlement of third-party debt.

“We appreciate the support of our investors as JH Capital enters the public market as a fast growing, small cap financial services firm,” said Darrell Crate, Chairman of the Board of Directors of Easterly. “This redemption period has allowed us to right size the amount of capital and public float in our merger. With $150 million of equity capital JH Capital is well positioned to execute upon its business plan.”

This reduction in outstanding shares enables Easterly and JH Capital to revise upward our earnings per share projections for 2018 and thus reduce the price at which the deal is offered to market to 6.5x 2018E Economic Earnings. The deal continues to be priced attractively to peers:

Public Peer Trading Levels: Price / 2018E
	PRA Group (NASDAQ: PRAA)	Encore Capital Group (NASDAQ: ECPG)
December 14, 2017	21.4x	10.9x
EACQ $10 Stock Price Discount	70%	41%
Source: JH Capital provided materials, Factset, SNL Financial. Market data as of December 14, 2017. Note: Using comparable Economic Earnings (see December 8, 2017 press release for details).

About JH Capital

JH Capital is a specialty finance business that offers end-to-end solutions to customers at every stage of the distressed credit cycle, from default to rehabilitation. Its largest segment buys defaulted consumer receivables and strategically places the accounts for collection. Additionally, JH Capital helps consumers rehabilitate their credit profile by advocating on their behalf in the settlement of third-party debt. By leveraging a proprietary combination of data and models, JH Capital can offer loans to select, prequalified consumers, pioneering financial solutions that aim to restore their credit profiles and refinance their existing obligations. JH Capital has a high level of earnings visibility created by contracted, fixed-price forward flow agreements to purchase debt from major financial institutions. Its data-driven, analytical culture has yielded consistent and predictable results relative to expectation.

About Easterly LLC

Easterly LLC is a private asset management holding company that has interests in boutique investment management firms.  Easterly’s core expertise is in acting as a principal to grow business platforms.  Easterly enhances businesses as a partner through capital formation, corporate development, and strategic implementation activities.  Easterly’s principals have a proven track record of delivering outperformance to both public and private investors across a variety of sectors. For more information about Easterly, please visit Easterly’s website at www.easterlycapital.com.

About Easterly Acquisition Corp.

Easterly Acquisition Corp. is a Special Purpose Acquisition Company sponsored by Easterly Acquisition Sponsor, LLC, an affiliate of Easterly LLC, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or assets. Easterly Acquisition Corp. completed its initial public offering in August 2015, raising $200 million in cash proceeds. Easterly Acquisition Corp.’s officers and certain of its directors are affiliated with Easterly LLC. For more information about Easterly Acquisition Corp., please visit its website at www.easterlyacquisition.com.

Additional Information about the Transaction and Where to Find It

This communication relates to a proposed business combination (the “Proposed Transaction”) between Easterly Acquisition Corp. and JH Capital Group Holdings, LLC and may be deemed to be solicitation material in respect of the Proposed Transaction. The Proposed Transaction will be submitted to the stockholders of Easterly for their approval. In connection with the stockholder vote on the Proposed Transaction, Easterly intends to file with the SEC a proxy statement on Schedule 14A. This communication is not a substitute for the proxy statement that the Company will file with the SEC or any other documents that the Company may file with the SEC or send to its stockholders in connection with the Proposed Transaction. When completed, Easterly will mail a definitive proxy statement to its stockholders in connection with Easterly’s solicitation of proxies for the special meeting of Easterly stockholders to be held to approve the business combination and related transactions. This presentation does not contain all the information that should be considered concerning the Proposed Transaction, including relevant risk factors that may be included in the proxy statement. It is not intended to provide the basis for any investment decision or any other decision in respect to the Proposed Transaction. Easterly stockholders and other interested persons are advised to read, when available, Easterly’s preliminary proxy statement, the amendments thereto, and the definitive proxy statement (including any documents incorporated by reference therein), as these materials will contain important information about JH Capital, Easterly, and the Proposed Transaction. A copy of the definitive proxy statement will be sent when available to all stockholders of Easterly seeking the required stockholder approvals. Investors and stockholders can obtain free copies of the preliminary proxy statement once it is available and other documents filed with the SEC by Easterly through the web site maintained by the SEC at www.sec.gov. In addition, investors and stockholders can obtain free copies of the preliminary proxy statement once it is available from Easterly by accessing Easterly’s website at www.easterlyacquisition.com.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. Forward-looking statements may relate to the Proposed Transaction and any other statements relating to future results, strategy and plans of Easterly and JH Capital (including certain projections, business trends, and statements which may be identified by the use of the words “plans”, “expects” or “does not expect”, “estimated”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or that state certain actions, events or results “may”, “could”, “would”, “might”, “projects”, “will” or “will be taken”, “occur” or “be achieved”). Forward-looking statements are based on the opinions and estimates of management of Easterly or JH Capital, as the case may be, as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. For JH Capital, these risks and uncertainties include, but are not limited to, its revenues and operating performance, general economic conditions, industry trends, legislation or regulatory requirements affecting the business in which it is engaged, management of growth, its business strategy and plans, fluctuations in debt purchasing, investigations or enforcement actions by governmental authorities; individual and class action lawsuits, the result of future financing efforts and its dependence on key personnel. For Easterly, factors include, but are not limited to, the successful combination of Easterly with JH Capital’s business, amount of redemptions, the ability to retain key personnel and the ability to achieve stockholder and regulatory approvals and to successfully close the transaction. Additional information on these and other factors that may cause actual results and Easterly’s performance to differ materially is included in Easterly’s periodic reports filed with the SEC, including but not limited to Easterly’s Form 10-K for the year ended December 31, 2016 and subsequent Forms 10-Q. Copies may be obtained by contacting Easterly or the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and Easterly undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

This communication is for informational purposes only and is neither an offer to sell or purchase, nor the solicitation of an offer to buy or sell any securities, nor is it a solicitation of any vote, consent, or approval in any jurisdiction pursuant to or in connection with the Proposed Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in Solicitation

Easterly and JH Capital, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of Easterly stockholders in respect of the Proposed Transaction. Information about the directors and executive officers of Easterly is set forth in Easterly’s proxy statement on Schedule 14A filed on July 10, 2017. Information about the directors and executive officers of JH Capital and more detailed information regarding the identity of all potential participants, and their direct and indirect interests, by security holdings or otherwise, will be set forth in Easterly’s preliminary proxy statement, when available. Investors may obtain additional information about the interests of such participants by reading such proxy statement when it becomes available.

Contacts:

JH Capital Easterly Acquisition Corp.

Investor Relations Investor Relations

JH Capital Group Holdings, LLC Easterly Acquisition Corp.

(818) 251-9911 (646) 712-8300

ir@jhcapitalgroup.com ir@easterlyacquisition.com

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